UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

NESS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50954	98-0346908
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv		61580 Israel
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972 (3) 766-6800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On February 15, 2007, Ness Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006 and other financial information.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02.                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2007, the board of directors of the Company appointed Issachar S. Gerlitz as a director. Mr. Gerlitz is an Executive Vice President of the Company as of January 10, 2007, and expected to be appointed as the Company’s Chief Executive Officer shortly. Mr. Gerlitz, age 53, is the acting chairman of Mobixell Networks, Inc., which is privately-owned, and the appointed Chairman of the Board of Trustees of the Israel Mobile Association. Mr. Gerlitz was a partner in Apax Partners from February 2001 until June 2006, focusing on leveraged transactions and technology investments. At various times during this period, Mr. Gerlitz was also on the board of directors of Bezeq The Israel Telecommunication Corp. Ltd. (TASE:BEZQ), and several privately-owned technology companies.

There are no family relationships between Mr. Gerlitz and other officers and/or directors of the Company, as described in Item 401(d) of Regulation S-K, and no related-party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The terms of a compensatory agreement with Mr. Gerlitz has not been fully determined yet. Mr. Gerlitz will not receive any additional compensation as a director. The Company will file an amendment to this Form 8-K when such information will be available.

Item 7.01.               Regulation FD Disclosure.

On February 15, 2007, the Company issued a press release providing information regarding its outlook for the first quarter ending March 31, 2007 and for the fiscal year 2007.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information furnished in this Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

99.1	Press Release dated February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: February 15, 2007	By:	/s/ Ilan Rotem
Name: Ilan Rotem
Title: General Counsel and Corporate Secretary